Supplement dated July 13, 2026 to the
Prospectus for your Variable Annuity
Issued by

EVERLAKE LIFE INSURANCE COMPANY

This supplement contains information about changes to your annuity contract (“Contract”) issued by Everlake Life Insurance Company.

This Supplement is to inform you that there is a change to the variable investment options that are available in your Contract. You may not have funds invested in the Portfolios being referenced below, but you are receiving this Supplement because the Portfolios are available to you.

Portfolio Fee Changes:
Effective immediately, the Current Expenses listed in the table in “Appendix A – Investment Options Available Under the Contract” are restated for the following Portfolios as shown below. The Fund Type, Advisor/Subadvisors, and Average Annual Total Returns appearing in Appendix A for the Portfolios are not changed.

Portfolio Company	Current Expenses
AB VPS Relative Value Portfolio – Class B♦	0.85%
Putnam VT Large Cap Growth Fund – Class IB	0.87%

♦ This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Effective Dates.

If you have any questions or would like another copy of the current Contract or Portfolio Prospectuses, please call us at 1-800-457-7617.

Please keep this supplement together with your prospectus for future reference.
No other action is required of you.

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